EXHIBIT 10.24

DESCRIPTION OF 2015 ANNUAL INCENTIVE CASH BONUS PLAN

The description of the 2015 annual incentive cash bonus plan (the “Plan”) for the executive officers of Washington Prime Group Inc. (the “Company”) is incorporated herein by reference to the Company’s Form 8-K filed on April 2, 2015. In addition to the possible 2015 annual incentive cash bonus payouts at threshold, target and maximum for each of the Company’s named executive officers, its principal executive officer and its principal financial officer, which are also described in and incorporated herein by reference to the Form 8-K, the possible 2015 annual incentive cash bonus payouts at threshold, target and maximum for the Company’s two other executive officers is as follows: Executive Vice President – Legal and Compliance – threshold, $126,563; target, $421,875; and maximum, $632,813, and Chief Accounting Officer and Senior Vice President – Finance – threshold, $64,125; target, $213,750; and maximum, $320,625. The possible payouts at threshold, target and maximum for each of these executive officers is 30% of target at threshold, 112.5% and 75% of annual base salary, respectively, at target, and 150% of target at maximum.